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                                                                 EXHIBIT 10.32

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                      SECURITY AND SUBORDINATION AGREEMENT

                                      AMONG

                              TOWER ASSET SUB, INC.
                                   as Assignor


                        THE OTHER ASSIGNORS NAMED HEREIN
                                  as Assignors

                                       AND

                               TOWER PARENT CORP.
                                as Secured Party




                           Dated as of April 20, 1999

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                      SECURITY AND SUBORDINATION AGREEMENT

            This Security and Subordination Agreement, dated as of April 20, 1999 (as amended, modified, or supplemented from time to time, this "Agreement"), is made by and among Tower Asset Sub, Inc., a Delaware corporation ("Tower Sub"), each other person becoming a Subsidiary of Tower Sub and an assignor hereunder as provided for herein (collectively with Tower Sub, the "Assignors," and each an "Assignor"), and Tower Parent Corp., a Delaware corporation ("Parent Co.," together with its successors and assigns, the "Secured Party") for and on behalf of Nextel Communications of Mid-Atlantic, Inc., a Delaware corporation, Nextel of California, Inc., a Delaware corporation, Nextel of New York, Inc., a Delaware corporation, Nextel South Corp., a Georgia corporation, Nextel of Texas, Inc., a Texas corporation, and Nextel West Corp., a Delaware corporation, all of which are wholly owned Subsidiaries of Nextel Communications, Inc., a Delaware corporation ("Nextel"), and any other entity designated by Nextel in writing as a Transferring Subsidiary after the date of the Merger Agreement and prior to the Closing Date (collectively, excluding Nextel, the "Transferring Subsidiaries").

                                    RECITALS

            A. This Agreement is made pursuant to the Agreement and Plan of Merger, dated as of February 10, 1999 (herein, as amended or otherwise modified from time to time, the "Merger Agreement"), among Nextel, the Secured Party, Tower Merger Vehicle, Inc., a Delaware corporation ("Merger Sub"), the Transferring Subsidiaries party thereto, SpectraSite Holdings, Inc., a Delaware corporation ("Tower Aggregator"), SpectraSite Communications, Inc., a Delaware corporation, and SHI Merger Sub, Inc., a Delaware corporation ("SHI Merger Sub"), pursuant to which, among other things, (a) the Transferring Subsidiaries are transferring certain Tower Assets (as hereinafter defined) to Parent Co., which will in turn transfer all of such Tower Assets to Tower Sub and (b) SHI Merger Sub will be merged with and into Merger Sub (the "Merger"), with Merger Sub being the surviving corporation of such Merger. After the Merger, Tower Sub will be an indirect, wholly-owned subsidiary of Tower Aggregator.

            B. Tower Sub and the Transferring Subsidiaries are parties to a Master Site Lease Agreement (the "Nextel Master Site Lease Agreement") , Tower Sub, Parent Co., and Partner (as defined herein) are or may become parties to a Partner Master Site Lease Agreement (the "Partner Master Site Lease Agreement") and Tower Aggregator, Tower Sub, Nextel and the Transferring Subsidiaries are parties to a Master Site Commitment Agreement (the "Master Site Commitment Agreement"), pursuant to which Tower Assets (in addition to those transferred pursuant to the Merger Agreement) will be constructed or acquired by Tower Sub or another Assignor.

            C. At the date of execution and delivery hereof, Tower Sub has no Subsidiaries and Tower Sub is the only Assignor party hereto. Subsequent to the date hereof, in the event that Tower Sub has any Subsidiary, to which any existing or future Tower Assets or

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any portion thereof are sold, assigned, conveyed or otherwise transferred, pursuant to the Nextel Master Site Lease Agreement, the Partner Master Site Lease Agreement (if executed) or the Master Site Commitment Agreement, each such Subsidiary will join in this Agreement as an Assignor hereunder as provided for herein.

            D. It is a condition precedent to the Closing under the Merger Agreement that Tower Sub and any other Assignors shall have executed and delivered this Agreement to the Secured Party.

            E. Tower Sub, as the only Assignor hereunder on the date hereof, desires to execute this Agreement to satisfy the condition described in the preceding paragraph.

            NOW, THEREFORE, in consideration of the benefits accruing to Tower Sub and which may in the future accrue to each additional Assignor (if any) pursuant to the transactions described in the recitals, the receipt and sufficiency of which are hereby acknowledged, Tower Sub and each additional Assignor (if any) by means of the joinder arrangement provided for herein hereby makes the following representations and warranties and hereby covenants and agrees as follows:

                                 1. DEFINITIONS

            As used in this Agreement, the capitalized terms below have the meanings hereinafter specified. Other capitalized terms used herein and not defined shall have the meanings set forth in the Merger Agreement. Whenever used in this Agreement, any noun or pronoun will be deemed to include both the singular and plural and to cover all genders. The name assigned this Agreement and the section captions used herein are for convenience of reference only and will not affect the interpretation or construction hereof. Unless otherwise specified, the terms "hereof," "herein" and similar terms refer to this Agreement as a whole, and references herein to Sections refer to Sections of this Agreement.

            "Agreement" has the meaning specified in the Preamble of this Agreement.

            "Assignor" has the meaning specified in the Preamble of this Agreement.

            "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as amended from time to time, and any successor statute or statutes.
            "Bankruptcy Event" means (i) the commencement by any Assignor of a voluntary case concerning itself under the Bankruptcy Code, (ii) the commencement of an involuntary case against an Assignor which petition is not controverted within 10 days or not dismissed within 60 days after the commencement of the case, (iii) a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of any Assignor or any Assignor commences any other proceedings under any reorganization arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, or liquidation or similar law of any jurisdiction or there is commenced against any Assignor any such proceeding which remains undismissed for a period of 60 days, (iv) any order of relief or other order approving of any such case or proceeding is entered, (v) any Assignor is adjudicated insolvent or bankrupt, (vi) any Assignor

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suffers the appointment of a custodian or the like for it or any substantial portion of its property to continue undischarged or unstayed for a period of 60 days, (vii) any Assignor makes a general assignment for the benefit of its creditors, (viii) any Assignor shall fail to pay or state that it shall be unable to pay its debts as they become due, (ix) any Assignor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts, (x) any Assignor shall, by any act or failure to act, consent to, approve of or acquiesce in any of the foregoing, or (xi) any corporate action is taken by any Assignor for the purpose of effecting any of the foregoing.

            "Beneficiaries" means the Secured Party and each Affiliate (other than the Surviving Corporation) of the Secured Party who is a Transferring Subsidiary having rights under the Master Site Lease Agreement and, if Partner executes the Partner Master Site Lease Agreement, Partner.

            "Business Day" means any day on which there is trading on the New York Stock Exchange or which constitutes a business day pursuant to the Intercreditor Agreement.

            "Chattel Paper" has the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Collateral" has the meaning provided in Section 2.1 of this Agreement.

            "Contract Rights" means all rights of Tower Sub or any other Assignor (including, without limitation, all rights to payment) under each Contract.

            "Contracts" has the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Documents" has the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Equipment" means any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by Tower Sub or any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings and fixtures now or hereafter owned by Tower Sub or any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

            "Event of Default" means the occurrence of (i) any material default or event of default of any covenant or agreement by Tower Sub or any Assignor under the Nextel Master Site Lease Agreement or under the Partner Master Site Lease Agreement, not cured within any grace or cure period provided therein,
(ii) any noncompliance (other than by the Secured Party or any of its Transferring Subsidiaries) with Sections 6.2 of this Agreement, (iii) any Bankruptcy Event with respect to Tower Sub or any Assignor, or (iv) any event of default that results in an acceleration of the Senior Secured Obligations.

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            "General Intangibles" has the meaning assigned that term under the
Uniform Commercial Code as in effect on the date hereof in the State of New
York.

            "Goods" has the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Instrument" has the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Intercreditor Agreement" has the meaning provided in Section 6.1 of this Agreement.

            "Lien" means any mortgage, lien, pledge, security interest, easement, claim, charge, option, conditional sale or other title retention agreement or other legal or equitable encumbrance.

            "Master Site Commitment Agreement" has the meaning specified in Recital B of this Agreement.

            "Merger" has the meaning provided in Recital A of this Agreement.

            "Merger Agreement" has the meaning provided in Recital A of this Agreement.

            "Nextel Master Site Lease Agreement" has the meaning specified in Recital A of this Agreement.

            "Obligations" means (i) the obligations of Tower Sub under the Nextel Master Site Lease Agreement and/or the Partner Master Site Lease Agreement and all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) of each Assignor to the Secured Party or any of the Beneficiaries, whether now existing or hereafter incurred, under, arising out of or in connection with the Nextel Master Site Lease Agreement and/or the Partner Master Site Lease Agreement and the due performance and compliance by each Assignor with all of the terms, conditions, agreements, representations, and warranties contained therein; (ii) any and all sums advanced by the Secured Party or the Transferring Subsidiaries in order to preserve the Collateral or preserve its security interest in the Collateral; and (iii) in the event of any proceeding for the collection or enforcement of any obligation, or liabilities of Tower Sub or any Assignor referred to in clause (i) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, curing, maintaining, restoring, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Secured Party of its rights or remedies hereunder or under applicable law, together with reasonable attorneys' fees and court costs.

            "Partner" means Nextel Partners Operating Corp., a Delaware corporation and its permitted successors and assigns under the terms of the Partner Master Site Lease Agreement.

            "Partner Master Site Lease Agreement" has the meaning provided in Recital B of this Agreement.

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            "Permits" means, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

            "Permitted Liens" means (i) Liens for taxes and assessments or governmental charges, (ii) levies not at the time due or which are being contested in good faith by appropriate proceedings, (iii) mechanics', materialmen's, repairmen's or other like liens arising in the ordinary course of business and which are not overdue for a period of more than 30 days or are being contested in good faith, (iv) Liens securing debt for borrowed money of the underlying fee owner when Tower Sub or the Assignor is a lessee of Property, (v) easements or restrictions and other similar encumbrances that do not materially detract from the utility or value of the property subject thereof, (vi) Liens securing Senior Secured Obligations, and (vii) leasehold interests granted to tenants in connection with the lease of space on the Tower Assets.

            "Proceeds" has the meaning assigned that term under the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or an Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to an Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

            "Property" means interests in the real property which comprise or constitute part of the Tower Assets or on which any of the Tower Assets are located.

            "Secured Party" has the meaning specified in the Preamble of this Agreement.

            "Senior Lender" means each holder, at any time, of any Senior Secured Obligations.

            "Senior Secured Obligations" means, with respect to Tower Sub or any Assignor, (i) any indebtedness or other obligations (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due and any expenses recoverable under such credit facilities) now or hereafter owed by such Assignor to any Person under any revolving or term loan credit facility or any other facility for borrowed money, letters of credit or bankers acceptance, or any obligation evidenced by bonds, debenture, notes or similar obligations, or any guarantees of any of the foregoing, which indebtedness or obligation is secured by the Collateral in whole or in part; (ii) any and all sums advanced by a Senior Lender in order to preserve the Collateral securing such Senior Secured Obligations or preserve its security interest therein; and (iii) in the event of any proceeding for the collection or enforcement of any obligation, or liabilities of Tower Sub or any Assignor referred to in clause (i) above, after an event of default in respect of such Senior Secured Obligations shall have occurred and be continuing, the reasonable expenses of re-taking, curing, maintaining, restoring, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral securing such Senior Secured Obligations, or of any exercise by a Senior Lender

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of its rights or remedies under any agreement or applicable law in respect of
Senior Secured Obligations, together with reasonable attorney's fees and court costs; provided, however, that Senior Secured Obligations will not include any indebtedness or other obligations which are by the terms thereof expressly subordinated to the Obligations.

            "Tower Assets" means (i) communications tower or monopole structures ("Tower Structures"), tower lighting, grounding systems and fencing,
(ii) all real property and real property leasehold interests (including easements and rights of way with respect to access roads) that are owned or held by Tower Sub or any Assignor at the site locations of the Tower Structures, (iii) all Permits that are necessary for, or were otherwise obtained in connection with, the construction, use, or operation of a Tower Structure, and (iv) all documents and records in possession of Tower Sub or any Assignor relating to the foregoing, provided that such term does not include Communication Equipment (as defined in the Master Site Commitment Agreement).

                             2. SECURITY INTERESTS

            2.1 GRANT OF SECURITY INTERESTS. As security for the prompt and complete performance when due of all of the Obligations, Tower Sub and each Assignor does hereby sell, assign and transfer unto the Secured Party (for itself and on behalf of the other Beneficiaries), and does hereby grant to the Secured Party (for itself and on behalf of the other Beneficiaries) a continuing security interest in, all of the right, title and interest of Tower Sub and such Assignor in, to and under the assets described in items (i) - (v) below that constitute part of the Tower Assets acquired by Tower Sub or any other Assignor pursuant to the Merger Agreement or constructed or acquired by Tower Sub or any other Assignor pursuant to the Master Site Commitment Agreement, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

            (i) all Contracts (other than those Contracts in respect of which the grant of a security interest by Tower Sub or an Assignor in favor of the Secured Party would result in a default by the Assignor thereunder; provided, however, that Tower Sub and each Assignor shall use commercially reasonable efforts to obtain the consent of the parties to the Contracts referred to in this Section 2.1(i) to the Lien in favor of the Secured Party contemplated and granted by this Agreement), together with all Contract Rights arising thereunder,

            (ii)  all Equipment,

            (iii) all Permits,

            (iv) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments, and

            (v) all Proceeds and products of any and all of the foregoing.

            (vi) The security interest of the Secured Party under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which Tower Sub or any

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      Assignor may acquire at any time during the continuation of this
      Agreement and any transfer, purchase, conveyance or assignment by Tower Sub or any Assignor of the Tower Assets which constitute the Collateral shall be subject to the lien and security interest of Secured Party provided for herein.

            3.   GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

            Tower Sub and each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

            3.1 SUBSIDIARY ASSIGNORS; JOINDER AGREEMENT. Each Assignor shall be and remain at all times for the duration of this Agreement a wholly owned Subsidiary of Tower Sub. At the time each Assignor becomes a wholly owned Subsidiary of Tower Sub and obtains any right, title or interest in, to or under the Collateral or any part thereof, then Tower Sub and such Assignor shall promptly notify the Secured Party thereof and Assignor shall become a party to this Agreement by execution of a Joinder Agreement in substantially the form of Schedule 2 hereto and deliver the Joinder Agreement with supporting resolutions, incumbency certificates, corporate formation and organizational documentation as the Secured Party may reasonably request. Each Assignor shall also execute and deliver all financing statements, filings, registrations and recordings necessary in the opinion of Secured Party to comply with the requirements of Section 4.3 hereof.

            3.2 NECESSARY FILINGS. Assuming (a) the filing in the appropriate filing offices of those UCC-1 financing statements listed on Schedule 1 hereto and (b) the completion of those other actions listed on Schedule 1 hereto, all filings, registrations, and recordings and actions necessary or appropriate to create, preserve, protect and perfect the security interest granted by Tower Sub and any such Assignor to the Secured Party hereby in respect of the Collateral have been accomplished and the security interest granted to the Secured Party pursuant to this Agreement in and to the Collateral constitutes a perfected security interest therein and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

            3.3 NO LIENS. Tower Sub and each Assignor is, and as to Collateral acquired by it from time to time after the date hereof Tower Sub or such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any person (other than as permitted by Section 3.4 or other Permitted Liens) and Tower Sub and such Assignor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Secured Party.

            3.4 OTHER FINANCING STATEMENTS. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) securing obligations of Tower Sub or any Assignor covering or purporting to cover any interest of any kind in the Collateral except as disclosed on Annex A hereto and so long as any of the Master Site Commitment Agreement, the Nextel Master Site Lease Agreement and the Partner Master Site Lease Agreement remains in effect, Tower Sub and each Assignor will not execute or authorize

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to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of or covering the security interests (i) granted hereby by Tower Sub or by such Assignor or (ii) granted by an Assignor in respect of any Permitted Liens.

            3.5 CHIEF EXECUTIVE OFFICE, ETC.; RECORDS. The chief executive office of Tower Sub and each Assignor is located at the address indicated on Annex B hereto. Tower Sub and each Assignor will not move its chief executive office except to such new location as Tower Sub or such Assignor may establish in accordance with the last sentence of this Section 3.5. The originals of all documents evidencing all Contract Rights in respect of the Collateral of Tower Sub or such Assignor are, and will continue to be, kept at such chief executive office, or at such new locations as Tower Sub or such Assignor may establish in accordance with the last sentence of this Section 3.5. Tower Sub or any Assignor shall not establish new locations for such offices until (i) it shall have given to the Secured Party not less than 30 days' prior written notice (or such lesser notice as shall be acceptable to the Secured Party in the case of a new record location to be established in connection with newly acquired Contracts) of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Secured Party may reasonably request, and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Secured Party, to maintain the security interest of the Secured Party in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

            3.6 LOCATION OF EQUIPMENT. All Equipment in respect of the Collateral held on the date hereof by Tower Sub and each Assignor is located at one of the locations shown on Annex C attached hereto. Tower Sub and each Assignor agrees that all Equipment in respect of the Collateral now held or subsequently acquired by it shall be kept at (or shall be in transport to or from) any one of the locations shown on Annex C hereto, or such new location as Tower Sub and such Assignor may establish in accordance with the last sentence of this Section 3.6. Tower Sub and any Assignor may establish a new location for Equipment in respect of the Collateral only if it shall have given to the Secured Party not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Secured Party may reasonably request, and with respect to such new location, it shall have taken all action reasonably satisfactory to the Secured Party to maintain the security interest of the Secured Party in the Collateral intended to be granted hereby at all times in fully perfected and in full force and effect.

            3.7 RECOURSE. This Agreement is made with full recourse to Tower Sub and the relevant Assignor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of Tower Sub and each such Assignor contained in this Agreement, in the Nextel Master Site Lease Agreement or in the Partner Master Site Lease Agreement and otherwise made in writing by Tower Sub and each such Assignor in connection herewith or therewith.

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                      4. PROVISIONS CONCERNING COLLATERAL

            4.1 MAINTENANCE OF RECORDS. Tower Sub and each Assignor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, but not limited to, the originals of all documentation (including each Contract constituting Collateral, but subject to the requirements of the Senior Lenders) with respect thereto, records of all payments received, all credits granted thereon and all other dealings therewith, and Tower Sub and each such Assignor will make the same available to the Secured Party for inspection, at the Secured Party's own cost and expense, at any and all reasonable times during normal business hours upon demand and upon reasonable advance notice.

            4.2 PROTECTION OF SECURED PARTY'S SECURITY. Except for the grant of Permitted Liens, Tower Sub and each Assignor will not do anything or take any action to impair the rights of the Secured Party in the Collateral.

            4.3 FINANCING STATEMENTS. Tower Sub and each Assignor agrees to sign and deliver to the Secured Party such financing statements, in form acceptable to the Secured Party, as the Secured Party may from time to time reasonably request or as are necessary or desirable in the opinion of the Secured Party to establish and maintain a valid and enforceable security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Tower Sub and each Assignor will pay any applicable filing fees and related expenses. Tower Sub and each Assignor authorizes the Secured Party to file any such financing statements without the signature of Tower Sub or such Assignor.

            4.4 FURTHER ACTIONS. Subject to the rights of holders of Permitted Liens, Tower Sub and each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Party from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Secured Party deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.


               5.  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

            5.1 REMEDIES; OBTAINING THE COLLATERAL UPON DEFAULT. Tower Sub and each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Secured Party, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may, except as otherwise provided in Section 6 hereof:

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            (i) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from Tower Sub or such Assignor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon Tower Sub's or such Assignor's premises where any of the Collateral is located and assume operation of the assets constituting the Collateral or remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of Tower Sub or such Assignor;

            (ii) instruct the obligor or obligors on any agreement, instrument or other obligation constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Secured Party; or

            (iii) sell, assign or otherwise liquidate, or direct such Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and direct that the proceeds therefrom be paid directly to the Secured Party or otherwise take possession of the proceeds of any such sale or liquidation, it being understood and agreed that to the extent such Assignor receives any proceeds from the sale or liquidation of the Collateral, that such proceeds shall be held in trust by such Assignor for the benefit of the Secured Party;

it being further understood that Tower Sub's and such Assignor's obligation so to deliver the Collateral (and possession of the sites and communication towers where such Collateral is located) is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Secured Party shall be entitled to a decree requiring specific performance by the Assignor of said obligation.

            5.2 REMEDIES; DISPOSITION OF THE COLLATERAL. Upon the occurrence and continuance of an Event of Default, any Collateral repossessed by the Secured Party pursuant to Section 5.1 and any other Collateral (whether or not so repossessed by the Secured Party), except as otherwise provided in Section 6 hereof, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale of the property to be sold, and in such manner, at such time or times, at such place or places and on such terms as may, in compliance with any mandatory requirements of applicable law, be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of in any public or private sale or other proceeding. The Secured Party shall give Tower Sub or the Assignor at least 10 days' prior written notice of any such private disposition specifying the time of such proposed disposition and the intended sale price or other consideration, and shall be subject, for the 10 days' after the giving of such notice, to the right of Tower Sub or the relevant Assignor or any nominee to acquire the Collateral involved at a price or for such other consideration at least equal to such intended sale price or other consideration so specified. The Secured Party shall give Tower Sub or the Assignor at least 10 days' prior written notice of any such public disposition specifying the time and place of such proposed sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Secured Party's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the city where such Collateral is located. To the extent permitted by any such requirement of law, the Secured Party on behalf of the Beneficiaries may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to Tower

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


Sub or the relevant Assignor. If, under mandatory requirements of applicable law, the Secured Party is required to make disposition of the Collateral within a period of time which does not permit the giving of notice to Tower Sub or the Assignor as specified, the Secured Party need give Tower Sub or the relevant Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

            5.3 WAIVER OF CLAIMS. Except as otherwise provided in this Agreement, TOWER SUB AND EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY'S TAKING POSSESSION OR THE SECURED PARTY'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH TOWER SUB OR THE ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and Tower Sub and each Assignor hereby further waives, to the extent permitted by law:

            (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Secured Party's gross negligence or wilful misconduct;

            (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party's rights hereunder; and

            (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and Tower Sub and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Tower Sub or the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against Tower Sub and the relevant Assignor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under Tower Sub or the relevant Assignor.

            5.4 APPLICATION OF PROCEEDS. (a) Subject to Section 6, the proceeds of any Collateral obtained pursuant to Section 5.1 or disposed of pursuant to
Section 5.2 shall be used to satisfy such of the outstanding Obligations as are monetary Obligations.

            (b) It is understood that Tower Sub and the Assignors shall remain jointly and severally liable to the extent of any deficiency between (x) the amount of the proceeds of the Collateral applied as provided in Section 5.4(a) and (y) the aggregate outstanding amount of such of the Obligations as are monetary Obligations.

            5.5 REMEDIES CUMULATIVE. Each and every right, power and remedy hereby specifically given to the Secured Party shall be in addition to every other right, power and


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



remedy specifically given under this Agreement, the Master Site
Commitment Agreement, the Partner Master Site Lease Agreement or the Nextel Master Site Lease Agreement or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Secured Party or any Beneficiary entitled to exercise such right, power or remedy. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Secured Party or any Beneficiary in the exercise any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any default or Event of Default or an acquiescence therein. In the event that the Secured Party shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Secured Party may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

            5.6 SECURED PARTY TO ACT ON BEHALF OF TRANSFERRING SUBSIDIARIES. The Transferring Subsidiaries and Partner agree by their acceptance of the benefits hereof that this Agreement may be enforced on their behalf only by the action of the Secured Party.

                                6. SUBORDINATION

            6.1 SUBORDINATION. Subject to the rights of quiet enjoyment as enjoyed by the Beneficiaries and certain set off rights of the Secured Party and/or the Beneficiaries, the rights of first refusal on the communication tower sites under the Nextel Master Site Lease Agreement and the Partner Master Site Lease Agreement in favor of Secured Party or the Transferring Subsidiaries, and the remaining provisions of this Section 6, so long as any Senior Secured Obligations are outstanding, the rights of the Secured Party with respect to any of the Collateral shall at all times be wholly subordinate and junior to the Senior Secured Obligations, all to the extent set forth in that certain Intercreditor and Subordination Agreement dated as of even date herewith, between the Secured Party and the Senior Lenders as the same may be amended from time to time (the "Intercreditor Agreement"). Upon the request of Tower Sub or any other Assignor, the Secured Party shall enter into any other intercreditor or subordination agreement with any Senior Lender or Senior Lenders so long as the terms of any such agreement are not more onerous in the aggregate to the Secured Party than those contained in the Intercreditor Agreement.

            6.2 NON-DISTURBANCE. Subject to the terms of the Intercreditor Agreement, if any action or proceeding is commenced by any Senior Lender for foreclosure on any item of Collateral, then any sale of Collateral in such action or proceeding shall be made expressly subject to the rights of the Secured Party and of the relevant Beneficiaries under the Subordination, Non-Disturbance and Attornment Agreement in the form attached as Exhibit C to the Nextel Master Site Lease Agreement or the Partner Master Site Lease Agreement, as appropriate.

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


                                7. MISCELLANEOUS

            7.1 NOTICES. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

          (i)   if to Tower Sub or any Assignor at:

                Tower Asset Sub, Inc.
                8000 Regency Parkway, Suite 570
                Cary, NC 27511
                Attn:  Stephen H. Clark
                Fax:  (919) 468-8522

    and   (ii)  if to the Secured Party, at:

                Nextel Communications, Inc.
                1505 Farm Credit Drive
                McLean, VA 22102
                Attn:  General Counsel
                Fax:  (703) 394-3896

or at such other address as shall have been furnished in writing by any person described above to the party required to give notice hereunder.

            7.2 WAIVER; AMENDMENT. (a) None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by Tower Sub, each Assignor and the Secured Party.

            (b) No delay on the part of the Secured Party in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. No notice to or demand on Tower Sub or any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party hereunder to any other or further action in any circumstances without notice or demand.

            7.3 OBLIGATIONS ABSOLUTE. The obligations of Tower Sub and each Assignor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

            (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from the Merger Agreement, the Master Site Commitment Agreement, the Partner Master Site Lease Agreement, or the Nextel Master Site Lease Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

            (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement except as expressly provided in such renewal, extension, amendment, modification, addition, supplement, assignment or transfer;

            (iii) any furnishing of any additional security to the Secured Party or its assignee or any acceptance thereof or any release of any security by the Secured Party or its assignee;

            (iv) any limitation on any person's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

            (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Tower Sub or an Assignor or any Subsidiary of Tower Sub or an Assignor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not Tower Sub or an Assignor shall have notice or knowledge of any of the foregoing.

            7.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Tower Sub and each Assignor and its successors and assigns and shall inure to the benefit of the Secured Party and its successors and assigns, but neither Tower Sub nor any Assignor may transfer or assign any or all of its rights or obligations hereunder without the written consent of the Secured Party. All agreements, statements, representations and warranties made by Tower Sub and each Assignor herein or in any certificate or other instrument delivered by Tower Sub or such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Transferring Subsidiaries and shall survive the execution and delivery of this Agreement regardless of any investigation made by the Transferring Subsidiaries on their behalf.

            7.5 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            7.6 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS MANDATORY.

            7.7 DUTIES OF TOWER SUB AND THE ASSIGNORS. It is expressly agreed, anything herein contained to the contrary notwithstanding, that Tower Sub and each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Secured Party shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Secured Party be required or obligated in

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

any manner to perform or fulfill any of the obligations of Tower Sub or any Assignor under or with respect to any Collateral.

            7.8 TERMINATION; RELEASE. After the termination of the Nextel Master Site Lease Agreement in its entirety and when no obligations of Tower Sub and the other Assignors are outstanding thereunder, this Agreement shall terminate, and the Secured Party, at the request and expense of Tower Sub and the other Assignors, will execute and deliver to Tower Sub or the relevant Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the relevant Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

                             8. WAIVER OF JURY TRIAL

            Each Assignor and the Secured Party each hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

            IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                                    TOWER ASSET SUB, INC., for itself and each Assignor


                                    By: /s/ THOMAS J. SIDMAN
                                        --------------------------------
                                          Thomas J. Sidman, President

                                    TOWER PARENT CORP.
                                          as Secured Party


                                    By: /s/ THOMAS J. SIDMAN
                                        ---------------------------------
                                          Thomas J. Sidman, Vice President



                                       16